Events after the reporting period	12 Months Ended
Dec. 31, 2023
Events after the reporting period
Events after the reporting period

33.Events after the reporting period

(a)Airtel Africa Agreement

On February 7, 2024, IHS Nigeria and Airtel Nigeria, a subsidiary of Airtel Africa Plc, entered into an agreement. In this agreement, Airtel Nigeria committed to take 3,950 tenancies over the next five years (with the majority expected over the years ended December 31, 2024 and 2025) and extended the term of its existing tenancies covering approximately 6,000 tenancies until December 2031. The agreement includes 2,500 colocations in addition to 5G amendments and build to suit sites to be owned and operated by IHS Nigeria.

(b)Wendel Agreement

On January 16, 2024, IHS and Wendel announced that we had entered into a settlement agreement in relation to the ongoing litigation, and that as part of the settlement agreement, certain changes to our Articles of Association will be proposed for shareholders’ approval at our annual general meeting for fiscal year 2024.

(c)Nigerian Naira devaluation in January 2024

In late January 2024, the Nigerian Naira continued to experience volatility and experienced a devaluation. The NAFEM rate depreciated by 60.5%, from approximately ₦907.1 to $1.00 as of December 31, 2023 to approximately ₦1,455.6 to $1.00 as of January 31, 2024, while the Bloomberg rate depreciated by 53.6%, from approximately ₦911.7 to $1.00 as of December 31, 2023 to approximately ₦1,400 to $1.00 as of February 1, 2024. As of the issue date of these consolidated financial statements, IHS cannot reasonably estimate the financial effect from this devaluation.

(d)Peru Share Purchase Agreement

On February 21, 2024, IHS entered into a Share Purchase Agreement to sell its subsidiary, IHS Peru S.A.C., to affiliates of SBA Communications Corporation. Closing of this transaction remains subject to customary conditions, including finalization of due diligence.

These assets were included in assets held for sale at December 31, 2023.

(e)IHS Holding (2022) Bullet Term Loan Facility

In March 2024, the available commitments under the IHS Holding 2022 Term Loan were voluntarily reduced by $70.0 million. This reduction resulted in the undrawn portion of the facility decreasing from $130.0 million to $60.0 million, which can be applied toward general corporate purposes.

(f)Nigeria (2023) Revolving Credit Facility

As of March 8, 2024, NGN 15.0 billion (approximately $16.5 million) has been drawn down under this facility.

(g)IHS South Africa Overdraft

As of March 8, 2024, ZAR 278.9 million (approximately $15.2 million) has been utilized under this facility.

(h)CIV (2023) Term Loan Drawdown & Repayment of IHS Côte d’Ivoire S.A. Facility

In February 2024, €56.1 million (approximately $61.9 million) and XOF 7,109.0 million (approximately $12.0 million) was drawn down under the CIV 2023 Term Loan and the proceeds were applied towards, inter alia, the repayment of the IHS Côte d’Ivoire S.A. Facility.

As of March 8, 2024, an aggregate amount of €56.1 million and XOF 7,109.0 million (approximately $73.9 million) has been drawn down under this facility.

(i)IHS Holding (2024) Term Facility

IHS Holding Limited entered into a $270.0 million loan agreement on March 8, 2024. The loan is guaranteed by IHS Netherlands Holdco B.V., IHS Netherlands NG1 B.V., IHS Towers NG Limited, IHS Netherlands NG2 B.V., Nigeria Tower Interco B.V., INT Towers Limited and IHS Nigeria. The interest rate per annum applicable to loans made under the IHS Holding 2024 Term Facility is equal to Term SOFR, plus a margin (ranging from 4.5% to 7.0% per annum over the duration of the IHS Holding 2024 Term Facility). As of March 8, 2024, there are no amounts drawn down and outstanding under the IHS Holding 2024 Term Facility.